SUPPLEMENT DATED JUNE 4, 2025 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2025
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN INDEX, INVESTMENT OBJECTIVE
AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck Steel ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
At a meeting held on June 3, 2025, the Board of Trustees of the Trust considered and approved: (i) changing the Fund’s benchmark index from the NYSE Arca Steel Index to the MarketVector Global Steel Index (the “Index”); (ii) changing the Fund’s investment objective; and (iii) changing the Fund’s principal investment strategy.
Accordingly, after the close of trading on the NYSE Arca, Inc., on December 19, 2025 (the “Effective Date”), the Fund’s benchmark index will be the Index and the Fund’s investment objective and principal investment strategy will change in connection therewith. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.
The Index is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies that are involved primarily in the global steel industry.
To be initially eligible for the Index, (i) companies must generate at least 50% (25% for current Index components) of their revenues from mining and processing of iron ore, the production, processing, fabrication and recycling of steel products, the operation of steel production facilities and related services, and/or recycling of steel products and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.
The Index is the exclusive property of MarketVector IndexesTM GmbH (“MarketVector”), which has contracted with a third-party calculation agent to maintain and calculate the Index. The calculation agent uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MarketVector, the calculation agent has no obligation to point out errors in the Index to third parties. The Fund is not sponsored, endorsed, sold or promoted by MarketVector and MarketVector makes no representation regarding the advisability of investing in the Fund.
The Index is currently reconstituted and rebalanced quarterly. MarketVector may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.
In connection with this change, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.
On or around the Effective Date, the Trust expects to file a post-effective amendment to the Trust’s registration statement that will, among other items, update all references in the Fund’s Summary Prospectus, Prospectus and then-current SAI to account for the approved changes to the Fund’s benchmark index, investment objective and principal investment strategy.
Please retain this supplement for future reference.